Exhibit 99.1

Mortgage Rates(1)

Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
6.250	392	$245,075,938.73	28.66%	625,193.72	360	749	70.83
6.375	394	249,198,058.49	29.15	632,482.38	360	746	72.45
6.470	1	428,426.53	0.05	428,426.53	359	747	100.00
6.495	1	427,500.00	0.05	427,500.00	360	775	90.00
6.500	254	162,404,219.69	19.00	639,386.69	360	739	73.25
6.530	1	483,000.00	0.06	483,000.00	360	666	87.82
6.535	1	508,437.87	0.06	508,437.87	352	686	90.00
6.625	131	81,164,912.38	9.49	619,579.48	360	742	75.15
6.750	87	51,295,868.39	6.00	589,607.68	360	735	75.91
6.875	63	40,436,013.27	4.73	641,841.48	360	735	75.36
6.999	1	486,281.00	0.06	486,281.00	360	783	80.00
7.000	15	9,449,201.94	1.11	629,946.80	360	728	76.35
7.125	2	1,487,900.00	0.17	743,950.00	360	689	80.43
7.250	9	4,921,216.52	0.58	546,801.84	360	755	79.59
7.375	2	1,179,500.00	0.14	589,750.00	360	742	78.90
7.500	5	2,608,080.00	0.31	521,616.00	360	740	77.36
7.625	1	536,000.00	0.06	536,000.00	360	715	80.00
8.000	1	472,000.00	0.06	472,000.00	360	722	80.00
8.375	2	1,424,527.62	0.17	712,263.81	359	748	78.87
8.500	1	989,400.26	0.12	989,400.26	359	775	76.15
Total	1,364	$854,976,482.69	100.00%

__________
(1)
The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of interest premium charge by the related lenders.  As of the cut-off date, the weighted average mortgage rate of the mortgage loans (net of such premiums) was approximately 6.459% per annum.  Without the adjustment, the weighted average on the mortgage loans was approximately 6.460% per annum.

Current Mortgage Loan Principal Balances(1)

Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.00 – 50,000.00	1	$50,000.00	0.01%	50,000.00	6.500	359	810	80.00
400,000.01 – 450,000.00	139	60,915,720.50	7.12	438,242.59	6.455	360	739	73.75
450,000.01 – 500,000.00	298	142,675,611.92	16.69	478,777.22	6.464	360	742	73.62
500,000.01 – 550,000.00	224	118,033,740.96	13.81	526,936.34	6.470	360	740	75.72
550,000.01 – 600,000.00	192	111,070,227.25	12.99	578,490.77	6.452	359	744	75.26
600,000.01 – 650,000.00	142	89,772,698.63	10.50	632,202.10	6.458	359	745	73.15
650,000.01 – 700,000.00	76	51,418,790.07	6.01	676,563.03	6.489	360	738	74.31
700,000.01 – 750,000.00	43	31,151,364.20	3.64	724,450.33	6.485	360	743	76.10
750,000.01 – 1,000,000.00	196	174,077,627.64	20.36	888,151.16	6.455	360	747	71.07
1,000,000.01 – 1,500,000.00	39	48,286,499.12	5.65	1,238,115.36	6.400	360	755	64.79
1,500,000.01 – 2,000,000.00	10	17,524,202.40	2.05	1,752,420.24	6.450	360	750	64.48
Above 2,000,000.00	4	10,000,000.00	1.17	2,500,000.00	6.585	360	738	66.79
Total	1,364	$854,976,482.69	100.00%

__________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the mortgage loans was approximately $626,816.

FICO Credit Scores(1)

Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
660 – 679	84	$46,564,677.76	5.45%	554,341.40	6.523	360	669	77.54
680 – 699	80	46,848,174.17	5.48	585,602.18	6.502	359	690	75.59
700 – 719	240	155,461,730.75	18.18	647,757.21	6.470	360	710	72.19
720 and Above	960	606,101,900.01	70.89	631,356.15	6.449	360	762	72.56
Total	1,364	$854,976,482.69	100.00%

__________
(1)	As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the mortgage loans was approximately 744.

Original Loan-to-Value Ratios(1)(2)

Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	60	$44,214,278.79	5.17%	736,904.65	6.355	359	755	41.21
50.01 to 55.00	32	24,672,356.92	2.89	771,011.15	6.384	360	752	53.15
55.01 to 60.00	50	35,496,014.55	4.15	709,920.29	6.406	359	752	58.05
60.01 to 65.00	60	38,683,756.75	4.52	644,729.28	6.411	359	750	63.00
65.01 to 70.00	165	110,852,205.65	12.97	671,831.55	6.429	360	743	68.25
70.01 to 75.00	196	119,271,788.17	13.95	608,529.53	6.465	360	746	73.31
75.01 to 80.00	771	466,339,928.44	54.54	604,850.75	6.483	360	742	79.40
80.01 to 85.00	7	3,427,828.00	0.40	489,689.71	6.688	360	725	83.51
85.01 to 90.00	14	7,346,654.29	0.86	524,761.02	6.606	358	704	89.19
90.01 to 95.00	8	4,243,244.60	0.50	530,405.58	6.567	360	740	94.06
95.01 to 100.00	1	428,426.53	0.05	428,426.53	7.000	359	747	100.00
Total	1,364	$854,976,482.69	100.00%

__________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the mortgage loans was approximately 72.93%.

(2)	Does not take into account any secondary financing on the mortgage loans that may exist at the time of origination.

Original Combined Loan-to-Value Ratios(1)(2)

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
50.00 or Less	57	$42,437,878.45	4.96%	744,524.18	6.356	359	754	41.02
50.01 to 55.00	30	22,265,006.92	2.60	742,166.90	6.369	359	749	53.11
55.01 to 60.00	44	28,901,114.55	3.38	656,843.51	6.375	359	758	57.60
60.01 to 65.00	53	34,835,009.25	4.07	657,264.33	6.437	360	752	61.98
65.01 to 70.00	147	98,220,395.36	11.49	668,165.95	6.421	360	745	67.86
70.01 to 75.00	165	97,413,710.28	11.39	590,386.12	6.456	360	749	72.73
75.01 to 80.00	429	266,789,261.24	31.20	621,886.39	6.474	359	743	78.55
80.01 to 85.00	50	31,863,231.37	3.73	637,264.63	6.514	360	739	77.64
85.01 to 90.00	245	151,549,740.38	17.73	618,570.37	6.461	360	739	78.75
90.01 to 95.00	71	40,280,580.34	4.71	567,332.12	6.524	360	735	80.77
95.01 to 100.00	73	40,420,554.55	4.73	553,706.23	6.597	360	729	80.07
Total	1,364	$854,976,482.69	100.00%

__________
(1)	As of the cut-off date, the weighted average original Combined Loan-to-Value Ratio of the Mortgage Loans was approximately 77.00%.

(2)	Takes into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Geographic Distribution of Mortgaged Properties(1)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Arizona	36	$24,253,300.44	2.84%	673,702.79	6.576	360	737	72.47
California	508	316,777,726.07	37.05	623,578.20	6.462	360	744	73.54
Colorado	33	21,071,988.00	2.46	638,545.09	6.484	360	747	74.10
Florida	55	34,753,940.41	4.06	631,889.83	6.516	360	751	74.72
Illinois	47	31,878,181.28	3.73	678,259.18	6.466	360	740	72.55
Maryland	64	38,942,069.65	4.55	608,469.84	6.491	359	742	75.36
Massachusetts	43	30,034,632.89	3.51	698,479.83	6.390	359	756	68.79
Nevada	27	17,640,488.48	2.06	653,351.43	6.522	360	742	75.40
New Jersey	67	40,442,759.45	4.73	603,623.28	6.458	359	743	73.76
New York	63	38,980,062.06	4.56	618,731.14	6.416	359	737	68.23
Texas	27	19,682,935.76	2.30	728,997.62	6.423	360	737	74.05
Virginia	64	35,110,828.30	4.11	548,606.69	6.420	359	747	72.20
Washington	38	22,193,854.49	2.60	584,048.80	6.411	360	736	75.93
Other (less than 2%)	292	183,213,715.41	21.43	627,444.23	6.452	359	743	71.93
Total	1,364	$854,976,482.69	100.00%

__________
(1)
The Other row in the preceding table includes 32 other states and the District of Columbia with under 2% concentrations individually.  As of the cut-off date, no more than approximately 0.448% of the mortgage loans were secured by mortgaged properties located in any one postal zip code area.

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (Cash-Out)	349	$206,993,244.48	24.21%	593,103.85	6.466	360	734	68.98
Purchase	621	391,141,721.72	45.75	629,857.84	6.458	360	751	75.79
Refinance (Rate/Term)	394	256,841,516.49	30.04	651,882.02	6.459	360	740	71.75
Total	1,364	$854,976,482.69	100.00%

Types of Mortgaged Properties

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
2 to 4 Family Residence	10	$7,164,200.00	0.84%	716,420.00	6.461	360	728	72.57
Condo Hotel	1	900,000.00	0.11	900,000.00	6.375	360	757	26.47
Cooperative	1	448,500.00	0.05	448,500.00	6.250	360	780	75.00
Low-Rise Condominium	63	41,093,501.74	4.81	652,277.81	6.503	360	745	74.46
Planned Unit Development	359	221,816,970.67	25.94	617,874.57	6.468	360	746	73.88
Single Family Residence	930	583,553,310.28	68.25	627,476.68	6.454	360	743	72.54
Total	1,364	$854,976,482.69	100.00%

Occupancy Types(1)

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Primary Residence	1,287	$801,778,076.16	93.78%	622,982.19	6.459	360	743	73.21
Secondary Residence	77	53,198,406.53	6.22	690,888.40	6.474	359	752	68.76
Total	1,364	$854,976,482.69	100.00%

__________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)

Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Mortgage Rate (%)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
360	1,110	$695,962,009.82	81.40%	626,992.80	6.465	743	73.55
359	158	100,371,151.83	11.74	635,260.45	6.451	742	71.22
358	60	37,853,778.39	4.43	630,896.31	6.422	749	67.86
357	17	10,171,583.93	1.19	598,328.47	6.353	750	70.52
356	4	2,542,696.23	0.30	635,674.06	6.365	774	63.13
355	3	1,392,899.69	0.16	464,299.90	6.439	779	65.51
354	4	1,844,433.19	0.22	461,108.30	6.439	730	59.64
352	2	1,004,493.77	0.12	502,246.89	6.628	727	73.94
350	1	624,461.62	0.07	624,461.62	6.875	768	75.45
347	1	621,680.51	0.07	621,680.51	6.500	776	90.00
343	1	452,001.88	0.05	452,001.88	6.375	802	65.86
340	1	602,898.75	0.07	602,898.75	6.500	748	75.43
335	1	940,393.08	0.11	940,393.08	6.625	775	75.02
300	1	592,000.00	0.07	592,000.00	6.250	742	80.00
Total	1,364	$854,976,482.69	100.00%

__________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans was approximately 360 months.

Interest-Only Periods at Origination

Interest-Only Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	747	$471,145,911.56	55.11%	630,717.42	6.439	359	745	71.76
120	617	383,830,571.13	44.89	622,091.69	6.486	360	742	74.37
Total	1,364	$854,976,482.69	100.00%

Prepayment Charge Periods at Origination

Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0	1,352	$847,873,271.05	99.17%	627,125.20	6.459	360	744	72.90
36	2	1,051,200.00	0.12	525,600.00	6.629	359	670	79.94
60	10	6,052,011.64	0.71	605,201.16	6.574	360	732	76.24
Total	1,364	$854,976,482.69	100.00%